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                                                                  Exhibit 23(b)

               Consent of Independent Public Accountants




As independent public accountants, we hereby consent to the incorporation of our report by reference in this Form 10-K into Allied Digital Technologies Corp.'s previously filed Registration Statements on Form S-4 File No. 33-86530 and on Form S-8 File No. 33-88550.

                                           /s/ Arthur Andersen LLP



Detroit, Michigan
October 24, 1997